UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 3, 2020

DYNATRACE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39010	47-2386428
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1601 Trapelo Road, Suite 116	02451
Waltham MA
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (617) 530-1000
Not Applicable
(Former name or former address, if changed since last report)
 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	DT	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On August 3, 2020, Dynatrace, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC and Morgan Stanley & Co. LLC, as underwriters (the “Underwriters”), and the selling stockholders named therein (the “Selling Stockholders”).
Pursuant to the terms of the Underwriting Agreement, the Selling Stockholders agreed to sell an aggregate of 25,000,000 shares (the “Shares”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”), to the Underwriter at a price per share of $40.90 (the “Offering”). In addition, the Selling Stockholders granted the Underwriters an option to purchase, for a period of 30 calendar days from August 3, 2020, up to an additional 3,750,000 shares of Common Stock.
The Offering was registered under the Securities Act of 1933, as amended, pursuant to the Company’s automatic shelf registration statement on Form S-3 (File No. 333-240287) filed on August 3, 2020, including a prospectus supplement filed on August 3, 2020 (the “Registration Statement”). This Current Report on Form 8-K is being filed to incorporate the Underwriting Agreement by reference into such Registration Statement. A copy of the Underwriting Agreement is attached as Exhibit 1.1 hereto and is incorporated herein by reference. The foregoing description of the material terms of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.
The Offering is expected to close on or about August 5, 2020, subject to customary closing conditions. A copy of the legal opinion and consent of Goodwin Procter LLP relating to the Shares is attached as Exhibit 5.1 hereto.
Item 8.01. Other Events.
On August 3, 2020, the Company issued a press release announcing the Offering. A copy of this press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.
On August 3, 2020, the Company issued a press release announcing the pricing of the Offering. A copy of this press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of August 3, 2020, among Dynatrace, Inc., Goldman Sachs & Co. LLC and Morgan Stanley & Co. LLC, as underwriters, and the selling stockholders named therein.
5.1	Opinion of Goodwin Procter LLP.
23.1	Consent of Goodwin Procter LLP (contained in Exhibit 5.1).
99.1	Launch Press Release issued by Dynatrace, Inc. dated August 3, 2020.
99.2	Pricing Press Release issued by Dynatrace, Inc. dated August 3, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2020	Dynatrace, Inc.

	By:	/s/ Kevin C. Burns
Kevin C. Burns
Chief Financial Officer & Treasurer
(Principal Financial Officer)